Exhibit 99.1 Press release issued by Louisiana-Pacific Corporation on November 6, 2012, regarding quarter and nine months ended September 30, 2012 results.

LP Reports Third Quarter 2012 Results

Louisiana-Pacific Corporation (LP) (NYSE: LPX) reported today results for the third quarter of 2012, which included the following:

•	Total sales for the third quarter of $468 million were higher by 33% percent compared to the year ago quarter.

•	Income from continuing operations was $31 million ($0.22 per diluted share).

•	Non-GAAP adjusted income from continuing operations was $29 million ($0.20 per diluted share).

•	Adjusted EBITDA from continuing operations for the third quarter was $75 million compared to a loss of $3 million in the third quarter of 2011.

•	Cash and cash equivalents were $491 million as of September 30, 2012.

"LP is very pleased to report significantly better results as we were able to take advantage of an improving housing market in the quarter,” CEO Curt Stevens said. “With the increasingly favorable news in housing trends, we are optimistic that the market will continue to steadily recover.”

For the quarter ended September 30, 2012, LP reported net sales of $468 million, an increase from $351 million in the third quarter of 2011. For the third quarter, the company reported an operating income of $44 million as compared to a loss of $73 million in the third quarter of 2011. The results for the third quarter of 2011 included an impairment charge on long-lived assets of $65 million.

For the third quarter of 2012, LP reported income from continuing operations of $31 million, or $0.22 per diluted share, as compared to a loss from continuing operations of $59 million, or $0.44 per diluted share for the third quarter of 2011.

ORIENTED STRAND BOARD (OSB) SEGMENT

LP's OSB segment manufactures and distributes OSB structural panel products. LP is currently operating seven facilities and has indefinitely curtailed three other facilities due to market conditions. The OSB segment reported net sales for the third quarter of 2012 of $227 million, an increase from $139 million of net sales in the third quarter of 2011. For the third quarter of 2012, the OSB segment reported operating income of $49 million compared with a loss of $16 million in the third quarter of 2011. For the third quarter, LP realized an increase of $64 million in adjusted EBITDA from continuing operations for this segment compared to the third quarter of 2011. For the third quarter of 2012 compared to the third quarter of 2011, sales volumes were up 11 percent with sales price increasing by 50 percent. The increase in sales price accounted for approximately a $71 million increase in both operating results and adjusted EBITDA from continuing operations.

SIDING SEGMENT

LP's Siding segment consists of SmartSide siding as well as LP's prefinished Canexel siding line. These products are used in new construction as well as in the repair and remodeling markets. The Siding segment reported net sales of $134 million in the third quarter of 2012, an increase of 20 percent from $112 million in the year-ago third quarter. For the third quarter of 2012, the Siding segment reported operating income of $20 million compared to $12 million in the year-ago quarter. For the third quarter, LP reported $24 million in adjusted EBITDA from continuing operations for this segment, an increase of $9 million compared to the third quarter of 2011. The increase in OSB sales prices sold in this segment accounted for approximately $4 million increase in both operating results and adjusted EBITDA from continuing operations.

ENGINEERED WOOD PRODUCTS SEGMENT (EWP)

The EWP segment is comprised of I-Joist (IJ), Laminated Veneer Lumber and Laminated Strand Lumber (LVL and LSL). These products are principally used in new construction. EWP sales in the third quarter of 2012 totaled $62 million, an increase from a year ago. Operating losses were $3 million for both the third quarter of 2012 and 2011.

SOUTH AMERICA SEGMENT

The South American segment consists of OSB mills located in Chile and Brazil. South America sales in the third quarter of 2012 totaled $42 million, an increase of 16 percent from $36 million in the year-ago third quarter. For the third quarter of 2012, the South America segment reported operating income of $5 million. For the third quarter, LP reported $8 million in adjusted EBITDA from continuing operations for this segment, an increase compared to the third quarter of 2011.

COMPANY OUTLOOK

“While housing signs look very favorable, we are certainly cognizant of potential headwinds including a slowing global economy, an uncertain political and fiscal environment and slow job creation,” Stevens continued. “Our plan is to do what is necessary to be ready to satisfy increasing demand for our products which emerges within this broader context and respond accordingly.”

LP is a premier supplier of building materials, delivering innovative, high-quality commodity and specialty products to its retail, wholesale, homebuilding and industrial customers. Visit LP's web site at www.lpcorp.com for additional information on the company as well as reconciliation of non-GAAP results.
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FORWARD LOOKING STATEMENTS
This news release contains statements concerning Louisiana-Pacific Corporation's (LP) future results and performance that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The matters addressed in these statements are subject to a number of risks, uncertainties and assumptions that may cause actual results to differ materially from those projected, including, but not limited to, the effect of general economic conditions, including the level of interest rates and housing starts, market demand for the company's products, and prices for structural products; the availability, cost and other terms of capital; the efficiency and consequences of operations improvement initiatives and cash conservation measures; the effect of forestry, land use, environmental and other governmental regulations; the ability to obtain regulatory approvals; and the risk of losses from fires, floods and other natural disasters. These and other factors that could cause or contribute to actual results differing materially from those contemplated by such forward-looking statements are discussed in greater detail in the company's Securities and Exchange Commission filings.

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES
FINANCIAL AND QUARTERLY DATA
(Dollar amounts in millions, except per share amounts) (Unaudited)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Net sales	$467.8	$350.6	$1,257.1	$1,044.7

Income (loss) from operations	$43.5	$(72.7)	$60.4	$(114.5)

Income (loss) from continuing operations before taxes and equity in (income) losses of unconsolidated affiliates	$37.3	$(74.2)	$(18.8)	$(134.5)

Non-GAAP Adjusted income (loss) from continuing operations	$29.1	$(26.1)	$23.1	$(68.0)

Income (loss) from continuing operations	$31.4	$(59.3)	$(17.0)	$(115.1)

Net income (loss) attributed to LP	$31.3	$(65.6)	$(17.3)	$(124.1)

Net income (loss) per share - basic	$0.23	$(0.49)	$(0.13)	$(0.94)

Net income (loss) per share - fully diluted	$0.22	$(0.49)	$(0.13)	$(0.94)

Average shares of stock outstanding - basic	137.1	134.5	136.9	132.4

Average shares of stock outstanding - fully diluted	142.6	134.5	136.9	132.4

CONSOLIDATED STATEMENTS OF INCOME
LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES
(Dollar amounts in millions, except per share amounts) (Unaudited)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Net sales	$467.8	$350.6	$1,257.1	$1,044.7
Operating costs and expenses:
Cost of sales	369.3	322.0	1,042.5	953.3
Depreciation and amortization	18.9	19.6	55.9	61.2
Selling and administrative	30.6	26.5	92.6	82.9
Loss on sale or impairment of long-lived assets, net	4.3	65.0	4.5	73.0
Other operating credits and charges, net	1.2	(9.8)	1.2	(11.2)
Total operating costs and expenses	424.3	423.3	1,196.7	1,159.2
Income (loss) from operations	43.5	(72.7)	60.4	(114.5)

Non-operating income (expense):
Interest expense, net of capitalized interest	(10.7)	(14.2)	(36.4)	(42.6)
Investment income	4.1	16.7	11.7	24.2
Early debt extinguishment	—	—	(52.2)	—
Other non-operating items	0.4	(4.0)	(2.3)	(1.6)
Total non-operating expense	(6.2)	(1.5)	(79.2)	(20.0)

Income (loss) from continuing operations before taxes and equity in (income) losses of unconsolidated affiliates	37.3	(74.2)	(18.8)	(134.5)
Provision (benefit) for income taxes	7.9	(20.9)	(4.4)	(36.1)
Equity in (income) loss of unconsolidated affiliates	(2.0)	6.0	2.6	16.7
Income (loss) from continuing operations	31.4	(59.3)	(17.0)	(115.1)

Loss from discontinued operations before taxes	(0.2)	(10.3)	(0.5)	(14.4)
Benefit for income taxes	(0.1)	(4.0)	(0.2)	(5.6)
Loss from discontinued operations	(0.1)	(6.3)	(0.3)	(8.8)

Net income (loss)	31.3	(65.6)	(17.3)	(123.9)
Less: Net income attributed to non-controlling interest	—	—	—	0.2
Income (loss) attributed to Louisiana-Pacific Corporation	$31.3	$(65.6)	$(17.3)	$(124.1)

Income (loss) per share of common stock (basic):
Income (loss) from continuing operations	$0.23	$(0.44)	$(0.13)	$(0.87)
Loss from discontinued operations	—	(0.05)	—	(0.07)
Net income (loss) per share	$0.23	$(0.49)	$(0.13)	$(0.94)

Net income (loss) per share of common stock (diluted):
Income (loss) from continuing operations	$0.22	$(0.44)	$(0.13)	$(0.87)
Loss from discontinued operations	—	(0.05)	—	(0.07)
Net income (loss) per share	$0.22	$(0.49)	$(0.13)	$(0.94)

Average shares of stock outstanding - basic	137.1	134.5	136.9	132.4
Average shares of stock outstanding - diluted	142.6	134.5	136.9	132.4

Amounts attributed to LP Corporation common shareholders
Income (loss) from continuing operations, net of tax	$31.4	$(59.3)	$(17.0)	$(115.3)
Loss from discontinued operations, net of tax	(0.1)	(6.3)	(0.3)	(8.8)
	$31.3	$(65.6)	$(17.3)	$(124.1)

CONDENSED CONSOLIDATED BALANCE SHEETS
LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES
(Dollar amounts in millions) (Unaudited)

	September 30, 2012	December 31, 2011
ASSETS
Cash and cash equivalents	$490.5	$340.0
Receivables	104.6	65.1
Income tax receivable	3.6	3.5
Inventories	209.3	163.6
Prepaid expenses and other current assets	8.2	5.7
Deferred income taxes	13.3	17.0
Current portion of notes receivable from asset sales	101.4	10.0
Assets held for sale	32.5	51.9
Total current assets	963.4	656.8

Timber and timberlands	40.2	45.5

Property, plant and equipment, at cost	2,066.8	2,028.1
Accumulated depreciation	(1,314.6)	(1,245.9)
Net property, plant and equipment	752.2	782.2

Notes receivable from asset sales	432.2	523.5
Long-term investments	1.8	0.7
Restricted cash	11.9	12.9
Investments in and advances to affiliates	70.4	79.1
Deferred debt costs	9.5	8.9
Other assets	27.8	26.3
Long-term deferred tax asset	4.0	4.0
Total assets	$2,313.4	$2,139.9

LIABILITIES AND EQUITY
Current portion of long-term debt	$7.8	$5.3
Current portion of limited recourse notes payable	97.9	7.9
Accounts payable and accrued liabilities	165.5	122.3
Current portion of contingency reserves	4.0	4.0
Total current liabilities	275.2	139.5

Long-term debt, excluding current portion	785.4	715.9
Contingency reserves, excluding current portion	16.1	17.2
Other long-term liabilities	140.7	160.4
Deferred income taxes	103.1	106.0

Stockholders’ equity:
Common stock	150.4	149.8
Additional paid-in capital	536.5	549.9
Retained earnings	664.5	681.8
Treasury stock	(256.7)	(274.4)
Accumulated comprehensive loss	(101.8)	(106.2)
Total stockholders’ equity	992.9	1,000.9
Total liabilities and stockholders’ equity	$2,313.4	$2,139.9

CONDENSED CONSOLIDATED CASH FLOW STATEMENT
LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES
(Dollar amounts in millions) (Unaudited)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$31.3	$(65.6)	$(17.3)	$(123.9)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	18.9	19.6	55.9	61.2
(Income) loss from unconsolidated affiliates	(2.0)	6.0	2.6	16.7
Loss on sale or impairment of long-lived assets	4.3	65.0	4.5	73.0
Other operating credits and charges, net	1.2	(9.8)	1.2	(11.2)
Realized gain on sale of long-term investments	—	(15.2)	—	(15.2)
Stock-based compensation related to stock plans	1.8	1.6	6.4	6.4
Exchange (gain) loss on remeasurement	5.7	(3.8)	4.8	(1.1)
Early debt extinguishment	—	—	52.2	—
Cash settlement of contingencies	(0.4)	(0.4)	(1.6)	(1.3)
Cash settlements of warranties, net of accruals	(3.0)	4.9	(6.9)	5.2
Pension expense, net of cash payments	2.2	(10.4)	6.3	(10.0)
Non-cash interest expense, net	0.5	3.6	1.9	7.3
Other adjustments, net	(1.8)	0.6	(0.7)	4.2
(Increase) decrease in receivables	(3.3)	2.5	(38.2)	(22.2)
(Increase) decrease in income tax receivable	0.5	9.6	(0.1)	14.3
(Increase) decrease in inventories	(5.6)	14.6	(41.6)	(6.0)
(Increase) decrease in prepaid expenses	0.6	(0.3)	(2.4)	(3.2)
Increase in accounts payable and accrued liabilities	7.2	3.6	26.6	1.3
Increase (decrease) in deferred income taxes	7.7	(21.0)	(4.8)	(29.3)
Net cash provided by (used in) operating activities	65.8	5.1	48.8	(33.8)
CASH FLOWS FROM INVESTING ACTIVITIES:
Property, plant and equipment additions	(9.3)	(5.4)	(16.1)	(13.4)
Receipt of proceeds (investments) in joint ventures	8.8	(1.5)	6.6	(4.6)
Proceeds from sales of assets	—	0.9	9.1	1.2
Proceeds from sale of investments	—	19.1	—	19.1
Decrease in restricted cash under letters of credit/credit facility	—	0.2	1.0	16.6
Net cash provided by (used in) investing activities	(0.5)	13.3	0.6	18.9
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings of long-term debt	—	10.0	350.0	10.0
Repayment of long-term debt	(0.2)	(0.1)	(242.3)	(0.2)
Short term borrowings, net of repayments	—	(4.5)	—	—
Sale of common stock under equity plans	0.8	—	1.2	—
Redemption of non-controlling interest	—	—	—	(24.0)
Payment of debt issuance fees	—	—	(6.3)	(1.0)
Net cash provided by (used in) financing activities	0.6	5.4	102.6	(15.2)
EFFECT OF EXCHANGE RATE ON CASH AND CASH EQUIVALENTS	(2.5)	2.3	(1.5)	0.9
Net increase (decrease) in cash and cash equivalents	63.4	26.1	150.5	(29.2)
Cash and cash equivalents at beginning of period	427.1	334.0	340.0	389.3
Cash and cash equivalents at end of period	$490.5	$360.1	$490.5	$360.1

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES
SELECTED SEGMENT INFORMATION
(Dollar amounts in millions) (Unaudited)

	Quarter Ended September 30,		Nine Months Ended September 30,
Dollar amounts in millions	2012	2011	2012	2011
Net sales:
OSB	$226.6	$138.8	$571.0	$411.4
Siding	134.1	112.0	384.2	336.6
Engineered Wood Products	61.5	54.9	161.8	156.9
South America	42.0	36.3	127.1	111.1
Other	9.1	9.5	29.9	30.4
Intersegment sales	(5.5)	(0.9)	(16.9)	(1.7)
	$467.8	$350.6	$1,257.1	$1,044.7
Operating profit (loss):
OSB	$49.3	$(16.0)	$66.0	$(48.0)
Siding	20.3	11.8	56.4	35.9
Engineered Wood Products	(3.0)	(3.2)	(9.3)	(11.9)
South America	4.5	2.3	11.2	10.1
Other	(2.0)	(3.2)	(4.5)	(5.9)
Other operating credits and charges, net	(1.2)	9.8	(1.2)	11.2
Loss on sale or impairment of long-lived assets	(4.3)	(65.0)	(4.5)	(73.0)
General corporate and other expenses, net	(18.1)	(15.2)	(56.3)	(49.6)
Foreign currency gains (losses)	0.4	(4.0)	(2.3)	(1.6)
Early debt extinguishment	—	—	(52.2)	—
Investment income	4.1	16.7	11.7	24.2
Interest expense, net of capitalized interest	(10.7)	(14.2)	(36.4)	(42.6)
Income (loss) from continuing operations before taxes	39.3	(80.2)	(21.4)	(151.2)
Provision (benefit) for income taxes	7.9	(20.9)	(4.4)	(36.1)
Income (loss) from continuing operations	$31.4	$(59.3)	$(17.0)	$(115.1)

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES
SUMMARY OF PRODUCTION VOLUMES (1)
The following table sets forth production volumes for the quarter and nine months ended September 30, 2012 and 2011.

	Quarter Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Oriented strand board, million square feet 3/8" basis(1)	903	804	2,625	2,375
Oriented strand board, million square feet 3/8" basis (produced by wood-based siding mills)	51	53	146	140
Wood-based siding, million square feet 3/8" basis	229	192	704	613
Engineered I-Joist, million lineal feet(1)	18	15	50	43
Laminated veneer lumber (LVL), thousand cubic feet(1) and laminated strand lumber (LSL), thousand cubic feet	1,752	1,640	5,163	4,995

(1) Includes volumes produced by joint venture operations or under sales arrangements and sold to LP.